UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

4M CARBON FIBER CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55401	80-0379897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

835 Innovation Drive, Suite 200 Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 444-6789

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

4M Carbon Fiber Corp. (the “Company”) is filing this Current Report on Form 8-K as a condition to seeking relief provided by the Securities and Exchange Commission (SEC) Order under Section 36 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act, as set forth in SEC Release No. 34-88318 (the “Order”). By filing this Current Report on Form 8-K, the Company is relying on the Order to receive an additional 45 days to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K”). The 10-K would have been due on March 30, 2020. With this extension the Company expects to file the 10-K on or before May 14, 2020.

The Company conducts its business operations in the United States, primarily in Knoxville, TN, which has experienced over 50 cases and 1 death since the beginning of the COVID-19 outbreak. In accordance with the epidemic control measures imposed by the local governments, the Company, along with most other business entities in the entire country remained closed after the irruptions of the virus. As a result, the Company’s accounting and other staff, who are instrumental in the annual closing and audit process, have been unable to come to work. Additionally, just prior to the outbreak, the Company’s auditor unexpectedly passed away necessitating engagement of a new audit firm.  The Company’s office is still close and is not expected to be re-opened until mid-April 2020 at the earliest.

Normally, the Company commences its annual closing and audit preparation work in January, which includes, among other things, preliminary and then final closing of each company’s ledger, preparation of consolidated financial statements, as well as reconciliation of account balances and/or transaction amounts with suppliers, customers and commercial banks. Following that, the Company’s auditors would typically perform their audit procedures including, but not limited to, obtaining confirmations directly from such parties. However, due to control measures having been put in place by the local governments of different cities in the USA, engagement of a new audit firm has been complicated by travel restrictions now in place. Additionally, creditors, suppliers and customers have limited staff to respond to the reconciliation process and auditors’ confirmations, all of which have resulted in a delay of the Company’s audit related works, including a delay in the return by mail of confirmations directly to the Company’s auditors, in accordance with the standards of the Public Company Accounting Oversight Board. As a result, all of the above consequences and chain reactions derived from the COVID-19 outbreak have adversely affected the efficiency of the Company’s annual audit and the overall timeline of the Company’s preparation of the 10-K to be filed with the SEC.

The Company has taken all possible measures to overcome the adverse impact derived from the COVID-19 outbreak related to the annual audit and filing of the 10-K. To the best of the Company’s knowledge, despite the challenge of the slow recovery to normal operations under various restrictions, the Company believes that it will be able to complete the annual audit and file the 10-K within the additional 45 days granted by the Order on or before May 14, 2020.

The Company supplements the following risk factor due to the uncertainty of the COVID-19 outbreak:

We are susceptible to general economic conditions, natural catastrophic events and public health crises, and a potential downturn could adversely affect our ability to raise additional capital and continue negotiations related to the execution of our business plans in the near future.

Our business is subject to the impact of natural catastrophic events, such as earthquakes, or floods, public health crisis, such as disease outbreaks, epidemics, or pandemics in the USA, and all these could result in a decrease or sharp downturn of economies, including our markets and business locations in the current and future periods. The outbreak of the coronavirus (COVID-19) in the USA resulted in increased travel restrictions, and shutdown of businesses, which may cause slower recovery of the USA economy despite of the Stimulus Plan. We may experience impact from quarantines, market downturns and changes in investor behavior related to pandemic fears may have an impact on our business opportunities if the virus continues to spread. COVID-19 restrictions affect a significant number of our workforce employed in our operations, and as a result we expect to experience a slow resumption of operations and may experience delays or the inability to complete our negotiations on a timely basis. In addition, one or more of our customers, partners, service providers or suppliers may experience financial distress, delayed or defaults on payment, file for bankruptcy protection, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. The extent to which the coronavirus impacts our results will depend on future developments and reactions in the USA, which are highly uncertain and will include emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus. It is likely to result in a potential material adverse impact on our business, results of operations and financial condition in the short run if the situation has gotten worse in USA. Wider-spread COVID-19 in USA and globally could prolong the deterioration in economic conditions and could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Any decreased collectability of accounts receivable, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. These statements relate to future events or the Company’s future financial performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments of the COVID-19 outbreak and their potential effects on the Company. There can be no assurance that future developments of the COVID-19 outbreak affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

4M CARBON FIBER CORP.

Dated: March 31, 2020	By:	/s/ Erwin Vahlsing, Jr.
Name: Erwin Vahlsing, Jr.
Title: Chief Financial Officer